Exhibit 99.1
For Immediate Release
For further information contact:

John Schoen	Jack Seller
CFO	Public Relations
PCTEL, Inc.	PCTEL, Inc.
(773) 243-3000	(773) 243-3016
jack.seller@pctel.com
PCTEL Posts $19.0 Million in Second Quarter Revenue
Chicago, July 25, 2007 — PCTEL, Inc. (NASDAQ: PCTI), a leader in wireless broadband solutions, announced results for the second quarter ended June 30, 2007. Financial highlights of the quarter were:
•	$19.0 million in revenue for the quarter compared to $26.8 million in the same quarter last year. Last year’s revenue included a one time $7.0 million intellectual property licensing settlement with Agere.

•	$16.2 million in revenue for the quarter from the Broadband Technology Group, down three percent from the same quarter last year. The company saw year over year growth in its scanning receiver product line and a decline in its antenna product revenue. The decline in antenna product revenue reflects the company’s decision to exit the UMTS antenna market and the continued pruning of low margin product lines. Gross profit improved to 44 percent, compared to 43 percent in the second quarter of last year. The gross profit improvement reflected a greater contribution from our scanning receiver product line and the elimination of low cost antenna products.

•	$2.5 million in revenue for the quarter from the Mobility Solutions Group, compared to $2.7 million in the same quarter last year. This is a decrease of eight percent over the second quarter last year. The second quarter last year included a heavy concentration of software customization fees related to a large carrier win.

•	$0.3 million in licensing revenue for the quarter, compared to $7.4 million in the second quarter last year. Last year’s second quarter results included a one time $7.0 million licensing settlement with Agere.

•	GAAP net loss of $(3.2) million for the quarter, or $(0.15) per basic share, compared to net income of $6.3 million, or $0.29 per diluted share for the same period in 2006. The second quarter this year included a $2.1 million restructuring charge related to the exiting of UMTS antenna operations. Last year’s GAAP net income included the one-time $7.0 million IP settlement.

•	Non-GAAP net income of $1.0 million for the quarter, or $0.05 per diluted share compared to net income of $7.2 million, or $0.33 per diluted share for the same period in 2006. The Company’s reporting of non-GAAP income excludes expenses for restructuring, stock based compensation, amortization and impairment of intangible assets and goodwill related to the Company’s acquisitions, and non cash income tax expense. Last year’s non-GAAP results also included the previously mentioned IP settlement.

•	$68.6 million of cash and short-term investments at June 30, 2007, as compared to $67.7 million at the end of the first quarter 2007. The company repurchased 146,000 shares in the quarter for $1.5 million under its share repurchase plan. The shares were purchased at an average price of $9.91.
“We took several decisive actions in the quarter to improve our long term results, specifically shutting down our operation in Ireland which was not meeting our financial objectives and focusing on sales growth by hiring a seasoned Vice President of Global Sales and Marketing,” said Marty Singer, PCTEL’s Chairman and CEO. “We now have a sharper focus and great opportunities to leverage a strong customer base and our technology investments as we move forward,” added Singer.
PCTEL’s management team will discuss the company’s results during its scheduled earnings teleconference today at 6:15 PM EDT.
CONFERENCE CALL / WEBCAST
The company will hold a conference call at 6:15 PM EDT (5:15 PM CDT) today, Wednesday, July 25, 2007 with Marty Singer, Chairman and Chief Executive Officer, and John Schoen, Chief Financial Officer. PCTEL will not be responding to inquiries regarding its financial results until the conference call. The session can be accessed by calling (866) 454-4208 (U.S. / Canada) or (913) 312-1238 (international).
To listen via the Internet, please visit, www.pctel.com, or http://investor.pctel.com/events.cfm
REPLAY: A replay will be available for two weeks after the call on PCTEL’s web site at www.pctel.com or by calling (888) 203-1112 (U.S. / Canada) or (719) 457-0820 (international) access code: 2112449.
About PCTEL
PCTEL, Inc. (Nasdaq:PCTI), which is headquartered in Chicago, is a global leader in wireless broadband solutions. The company’s Broadband Technology Group (BTG) includes Antenna Products and RF Solutions. PCTEL’s BTG designs, distributes, and supports innovative antenna solutions for public safety applications, unlicensed and licensed wireless broadband, fleet management, network timing, and other GPS applications. Its portfolio of OEM receivers, receiver based products and interference management solutions are used to measure, monitor and optimize cellular networks. PCTEL’s Mobility Solutions’ software tools provide secure, access independent, remote connectivity to the Internet and IMS software for converged handsets.

The company’s products are sold or licensed to wireless carriers, wireless ISPs, distributors, system integrators, wireless test and measurement companies, wireless network equipment, handset manufacturers, and government agencies. PCTEL protects its technology with a strong intellectual property portfolio and broad cross-licensing agreements. For more information, please visit the company’s web site at: http://www.pctel.com.
PCTEL Safe Harbor Statement
This press release contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Specifically, the statements regarding PCTEL’s expectations regarding the future sales growth and leveraging its customer base and technology investments are forward looking statements within the meaning of the safe harbor. These statements are based on management’s current expectations and actual results may differ materially from those projected as a result of certain risks and uncertainties, including the ability to successfully grow the wireless products business and the ability to implement new technologies and obtain protection for the related intellectual property. These and other risks and uncertainties are detailed in PCTEL’s Securities and Exchange Commission filings. These forward-looking statements are made only as of the date hereof, and PCTEL disclaims any obligation to update or revise the information contained in any forward-looking statement, whether as a result of new information, future events or otherwise.

PCTEL, Inc.
Consolidated Condensed Statements of Operations
(unaudited, in thousands, except per share information)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
REVENUES	$18,962	$26,758	$37,913	$45,324
COST OF REVENUES	9,169	9,702	18,368	19,546

GROSS PROFIT	9,793	17,056	19,545	25,778

OPERATING EXPENSES:
Research and development	4,031	3,336	8,006	6,253
Sales and marketing	3,412	3,196	6,879	6,738
General and administrative	3,373	3,725	7,121	7,473
Amortization of other intangible assets	476	1,056	1,172	2,093
Restructuring charges	2,074	(1,269)	2,074	(716)
Gain on sale of assets and related royalties	(250)	(250)	(500)	(500)

Total operating expenses	13,116	9,794	24,752	21,341

INCOME (LOSS) FROM OPERATIONS	(3,323)	7,262	(5,207)	4,437
OTHER INCOME, NET	847	747	1,800	1,368

INCOME (LOSS) BEFORE INCOME TAXES	(2,476)	8,009	(3,407)	5,805
PROVISION FOR INCOME TAXES	731	1,683	558	1,676

NET INCOME (LOSS)	$(3,207)	$6,326	$(3,965)	$4,129

Basic income (loss) per share	$(0.15)	$0.30	$(0.19)	$0.20
Shares used in computing basic income (loss) per share	21,092	20,837	21,078	20,656

Diluted income (loss) per share	$(0.15)	$0.29	$(0.19)	$0.19
Shares used in computing diluted income (loss) per share	21,092	21,586	21,078	21,371

PCTEL Inc.
Consolidated Condensed Balance Sheets
(unaudited, in thousands)

	June 30,	December 31,
	2007	2006
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$68,644	$59,148
Short-term investments	—	11,623
Accounts receivable, net	15,887	14,034
Inventories, net	9,350	7,258
Prepaid expenses and other assets	1,936	2,059

Total current assets	95,817	94,122
PROPERTY AND EQUIPMENT, net	12,488	12,357
GOODWILL	17,641	17,569
OTHER INTANGIBLE ASSETS, net	5,182	7,451
OTHER ASSETS	1,183	1,221

TOTAL ASSETS	$132,311	$132,720

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	4,774	885
Deferred revenue	1,399	1,025
Accrued liabilities	6,941	6,964
Short term debt	770	869

Total current liabilities	13,884	9,743
LONG-TERM LIABILITIES	2,355	2,284

Total liabilities	16,239	12,027

STOCKHOLDERS’ EQUITY:
Common stock	22	22
Additional paid-in capital	166,654	165,556
Accumulated deficit	(50,636)	(46,671)
Accumulated other comprehensive income	32	1,786

Total stockholders’ equity	116,072	120,693

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$132,311	$132,720

PCTEL, Inc.
Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2007	2006	2007	2006
REVENUES:
Broadband Technology Group	$16,175	$16,708	$32,516	$32,768
Mobility Solutions Group	2,463	2,668	4,798	4,784
Licensing	324	7,382	599	7,772

TOTAL REVENUES	18,962	26,758	37,913	45,324

GROSS PROFIT:
Broadband Technology Group	$7,056	$7,024	$14,248	$13,259
Mobility Solutions Group	2,417	2,653	4,705	4,755
Licensing	320	7,379	592	7,764

TOTAL GROSS PROFIT	9,793	17,056	19,545	25,778

GROSS PROFIT %:
Broadband Technology Group	43.6%	42.0%	43.8%	40.5%
Mobility Solutions Group	98.1%	99.4%	98.1%	99.4%
Licensing	98.8%	100.0%	98.8%	99.9%

TOTAL GROSS PROFIT %	51.6%	63.7%	51.6%	56.9%

PCTEL, Inc.
Reconciliation of Non-GAAP to GAAP Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Three Months Ended June 30, 2007				Three Months Ended June 30, 2006
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments	(a)	GAAP	Reported	Adjustments	(a)	GAAP
REVENUES:
Broadband Technology Group	16,175			16,175	16,708			16,708
Mobility Solutions Group	2,463			2,463	2,668			2,668
Licensing	324			324	7,382			7,382

TOTAL REVENUES	18,962			18,962	26,758			26,758

GROSS PROFIT:
Broadband Technology Group	7,056	(88	) (a)	7,144	7,024	(86	) (a)	7,110
Mobility Solutions Group	2,417			2,417	2,653			2,653
Licensing	320			320	7,379			7,379

TOTAL GROSS PROFIT	9,793	(88)		9,881	17,056	(86)		17,142

GROSS PROFIT %:
Broadband Technology Group	43.6%			44.2%	42.0%			42.6%
Mobility Solutions Group	98.1%			98.1%	99.4%			99.4%
Licensing	98.8%			98.8%	100.0%			100.0%

TOTAL GROSS PROFIT %	51.6%			52.1%	63.7%			64.1%

(a)	This adjustment reflects the non-cash stock based compensation expense for restricted grants, stock bonuses, and stock options awarded to the company’s employees.

PCTEL, Inc.
Reconciliation of Non-GAAP to GAAP Revenue & Gross Profit by Segment
(unaudited, in thousands)

	Six Months Ended June 30, 2007				Six Months Ended June 30, 2006
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments	(a)	GAAP	Reported	Adjustments	(a)	GAAP
REVENUES:
Broadband Technology Group	32,516			32,516	32,768			32,768
Mobility Solutions Group	4,798			4,798	4,784			4,784
Licensing	599			599	7,772			7,772

TOTAL REVENUES	37,913			37,913	45,324			45,324

GROSS PROFIT:
Broadband Technology Group	14,248	(187	) (a)	14,435	13,259	(163	) (a)	13,422
Mobility Solutions Group	4,705			4,705	4,755			4,755
Licensing	592			592	7,764			7,764

TOTAL GROSS PROFIT	19,545	(187)		19,732	25,778	(163)		25,941

GROSS PROFIT %:
Broadband Technology Group	43.8%			44.4%	40.5%			41.0%
Mobility Solutions Group	98.1%			98.1%	99.4%			99.4%
Licensing	98.8%			98.8%	99.9%			99.9%

TOTAL GROSS PROFIT %	51.6%			52.0%	56.9%			57.2%

(a)	This adjustment reflects the non-cash stock based compensation expense for restricted grants, stock bonuses, and stock options awarded to the company’s employees.

Reconciliation Of Non GAAP To GAAP Results Of Operations (a)
(unaudited, in thousands)

	Three Months Ended June 30, 2007				Three Months Ended June 30, 2006
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments	(a)	GAAP	Reported	Adjustments	(a)	GAAP
REVENUES	$18,962			$18,962	$26,758			$26,758
COST OF REVENUES	9,169	(88	) (b)	9,081	9,702	(86	) (b)	9,616

GROSS PROFIT	9,793	88		9,881	17,056	86		17,142
OPERATING EXPENSES:
Research and development	4,031	(153	) (b)	3,878	3,336	(161	) (b)	3,175
Sales and marketing	3,412	(183	) (b)	3,229	3,196	(215	) (b)	2,981
General and administrative	3,373	(714	) (b)	2,659	3,725	(603	) (b)	3,122
Amortization of other intangible assets	476	(476)		—	1,056	(1,056)		—
Restructuring charges	2,074	(2,074)		—	(1,269)	1,269		—
Gain on sale of assets and related royalties	(250)			(250)	(250)			(250)

Total operating expenses	13,116	(3,600)		9,516	9,794	(766)		9,028

INCOME (LOSS) FROM OPERATIONS	(3,323)	3,688		365	7,262	852		8,114
OTHER INCOME, NET	847			847	747			747

INCOME (LOSS) BEFORE INCOME TAXES	(2,476)	3,688		1,212	8,009	852		8,861
PROVISION (BENEFIT) FOR INCOME TAXES	731	(547)		184	1,683			1,683

NET INCOME (LOSS)	$(3,207)	$4,235		$1,028	$6,326	$852		$7,178

Earnings (loss) per share
Basic	$(0.15)			$0.05	$0.30			$0.34
Diluted	$(0.15)			$0.05	$0.29			$0.33
Shares used in computing EPS (in thousands)
Basic	21,092			21,092	20,837			20,837
Diluted	21,092			21,823	21,586			21,586

(a)	These adjustments reconcile the company’s GAAP net income to its non-GAAP net income. The company believes that presentation of net income excluding items such as non-cash compensation expense, amortization of intangible assets, restructuring charges, and non-cash income tax expense provides meaningful supplemental information to both management and investors that is indicative of the company’s core results and facilitates comparison of operating results across reporting periods. The company uses this non-GAAP measure when evaluating its financial results as well as for internal planning and forecasting purposes. This non-GAAP measure should not be viewed as a substitute for the company’s GAAP results.

(b)	This adjustment reflects the non-cash stock based compensation expense for restricted grants, stock bonuses, and stock options awarded to the company’s employees.

Reconciliation Of Non GAAP To GAAP Results Of Operations (a)
(unaudited, in thousands)

	Six Months Ended June 30, 2007				Six Months Ended June 30, 2006
	As	Non-GAAP		Non	As	Non-GAAP		Non
	Reported	Adjustments	(a)	GAAP	Reported	Adjustments	(a)	GAAP
REVENUES	$37,913			$37,913	$45,324			$45,324
COST OF REVENUES	18,368	(187	) (b)	18,181	19,546	(163	) (b)	19,383

GROSS PROFIT	19,545	187		19,732	25,778	163		25,941
OPERATING EXPENSES:
Research and development	8,006	(387	) (b)	7,619	6,253	(306	) (b)	5,947
Sales and marketing	6,879	(363	) (b)	6,516	6,738	(439	) (b)	6,299
General and administrative	7,121	(1,598	) (b)	5,523	7,473	(1,307	) (b)	6,166
Amortization of other intangible assets	1,172	(1,172)		—	2,093	(2,093)		—
Restructuring charges	2,074	(2,074)		—	(716)	716		—
Gain on sale of assets and related royalties	(500)			(500)	(500)			(500)

Total operating expenses	24,752	(5,594)		19,158	21,341	(3,429)		17,912

INCOME (LOSS) FROM OPERATIONS	(5,207)	5,781		574	4,437	3,592		8,029
OTHER INCOME, NET	1,800			1,800	1,368			1,368

INCOME (LOSS) BEFORE INCOME TAXES	(3,407)	5,781		2,374	5,805	3,592		9,397
PROVISION FOR INCOME TAXES	558	(547)		11	1,676			1,676

NET INCOME (LOSS)	$(3,965)	$6,328		$2,363	$4,129	$3,592		$7,721

Earnings (loss) per share
Basic	$(0.19)			$0.11	$0.20			$0.37
Diluted	$(0.19)			$0.11	$0.19			$0.36
Shares used in computing EPS (in thousands)
Basic	21,078			21,078	20,656			20,656
Diluted	21,078			21,927	21,371			21,371

(a)	These adjustments reconcile the company’s GAAP net income to its non-GAAP net income. The company believes that presentation of net income excluding items such as non-cash compensation expense, amortization of intangible assets, restructuring charges, and non-cash income tax expense provides meaningful supplemental information to both management and investors that is indicative of the company’s core results and facilitates comparison of operating results across reporting periods. The company uses this non-GAAP measure when evaluating its financial results as well as for internal planning and forecasting purposes. This non-GAAP measure should not be viewed as a substitute for the company’s GAAP results.

(b)	This adjustment reflects the non-cash stock based compensation expense for restricted grants, stock bonuses, and stock options awarded to the company’s employees.